UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2003

STORAGE ALLIANCE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-27131
(Commission File Number)

98-0222922
(IRS Employer Identification No.)

725, 435-Fourth Avenue SW, Calgary, Canada
(Address of principal executive offices and Zip Code)

(403) 264-2500
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On February 18, 2003, we filed our Form 10-KSB Annual Report for the period ended October 31, 2002 with the United States Securities and Exchange Commission. Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that requires our Chief Financial and Chief Executive Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report, the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification of Chief Executive Officer and Chief Financial Officer, dated February 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Storage Alliance Inc.

/s/ Jeff Ascah

By: Jeff Ascah
President, Director Chief Executive Officer and Chief Financial Officer
Date: February 18, 2003